                                                                   EXHIBIT 10.8


                                 OFFICE LEASE


     THIS LEASE, made as of this 5TH day of SEPTEMBER, 1995, between DUKE PARTNERS (hereafter known as "Landlord"), and SUCCESS NATIONAL BANK (hereafter known as "Tenant");

     THAT Landlord hereby leases to Tenant, and Tenant accepts the demised premises (hereinafter known as "demised premises" or "Premises"), being office #155 in the building (hereinafter known as "Building"), known as DEERFIELD EXECUTIVE CENTER, for the term of 3 YEARS, unless sooner terminated as provided herein, commencing OCTOBER 1, 1995, and ending SEPTEMBER 30, 1998, to be occupied and used by the Tenant for general offices and no other purpose, subject to the agreements herein contained.

IN CONSIDERATION THEREOF, THE PARTIES COVENANT AND AGREE:

Tenant shall pay to DUKE PARTNERS (Landlord), in coin or currency, which, at the time or times of payment, is legal tender for public and private debts in the United States of America, at 1020 Milwaukee Avenue, Deerfield, Illinois, or as directed from time to time by the Landlord's notice, the sum ("Base Rent") of:

YEAR 1 10/1/95     TO 9/30/96     $60,000.00        **SEE ATTACHED ADDENDUM**
--------------------------------------------------
YEAR 2 10/1/96     TO 9/30/97     $60,000.00
--------------------------------------------------
YEAR 3 10/1/97     TO 9/30/98     $61,200.00
--------------------------------------------------

In installments as follows:

Total monthly rent for the period OCTOBER 1, 1995 to SEPTEMBER 30, 1996 is $5,000.00, each installment being payable in advance promptly on the first day of every calendar month of the term and at the then current rate for fractions of a month if the term shall begin or be terminated on any day other than the last day of any month.

Unpaid rent (or so much as may remain unpaid from time to time) shall incur a penalty of 5% of the monthly rental rate if not paid by the 5th day of the month. An additional 2% penalty may be charged to the Tenant, by the Landlord, if said rent is not paid by the 15th day of the month. An additional penalty of 3% of the monthly rental rate may be charged if the rent remains unpaid 30 days from the initial due date. Landlord's right to receive such penalty charges shall not, in any way, limit any of Landlord's other remedies under this lease or at law or equity.

   RENT       THE BASE RENT shall be adjusted (Rent Adjustment) in accordance with the provisions of this section.  Tenant agrees to pay as
ADJUSTMENT    additional rent hereunder in each calendar year, based on the previous calendar year's "Total Operating Expense", its proportionate share of any increase in "Total Operating Expenses" in excess of $4.50 per square foot. For calendar year 1995, the parties agree and stipulate that the "Total Operating Expenses" are $6.50 per squre foot.

              (1) "Rentable Area of the Premises", as used herein shall be defined to mean 4,087 square feet.

              (2) "Rental Area of the Building" as used herein shall be defined to mean 55,806 square feet. Accordingly, the Tenant's proportionate share for all purposes of this lease shall be 7.32 per cent.

              (3) "Total Operating Expenses" are Taxes and Operating Expenses (defined later in this section).

              (4)  "TAXES" shall mean:

                   (a) The term "Taxes" shall mean real estate taxes, assessments, sewer tests, rate and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed in lieu of real estate taxes and other ad valorem taxes), which may now or hereafter be levied or assessed against the land upon which the Building stands and upon the Building, hereinafter collectively known as "Real Property", in case of special Taxes or assessments which may be payable in installments, only the amount of each installment paid during a calendar year shall be included in Taxes for that year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances, used in connection with said Real Property for the operation thereof.

                   (b) If the tax year for real estate taxes shall be changed by the applicable governmental authority resulting in the payment by the Landlord in one calendar year of taxes which relate to more than one calendar year, then notwithstanding anything to the contrary contained in this Lease, for purposes of determining the current year taxes for such calendar year, such amount of taxes paid shall be adjusted to an amount which is equivalent to a one-year payment of taxes.

                   "RENT ADJUSTMENT CLAUSE DOES NOT APPLY TO THE PERIOD FROM OCTOBER 1995 THROUGH SEPTEMBER 1996, OR ANY LEASE EXTENSION THROUGH THE YEAR 2008."

              (5)  The term "Operating Expenses" as used herein shall mean:

                   (a) all direct costs of operation, maintenance and management of the building and parking area as determined by standard accounting principles consistently applied, and shall include the following by way of illustration and not limitation: heat, water, electricity and other utility charges, insurance premiums, licenses, permit and inspection fees, personal property taxes and the cost of all labor, contracted or otherwise, materials and other services paid or incurred by Landlord in the operation and maintenance of the building during the lease term all as determined by the certified public accountant employed by the Landlord for the applicable calendar year and,

                   (b) the cost as reasonably amortized by Landlord of any capital improvement made to the building after the year 1989.

              Operating Expenses shall not include (a) any interest expense on any loans secured by mortgages placed upon the building and underlying land, (b) franchise or income taxes imposed upon Landlord, or (c) the cost of any work or service performed in any instance for any Tenant (including Tenant) at the cost of such Tenant.

              Under this Rent Adjustment clause, Tenant shall pay an additional $2.00 per square foot, which amounts to -0- per month, for the year N/A. All succeeding Rent Adjustments, regardless of lease date, shall be implemented on February 1 of each calendar year beginning with the year 1996. Landlord will provide written notice to Tenant of any increases under this clause. Tenant shall have the right to review income and expense statements of Landlord upon request.

SECURITY Tenant agrees to deposit with Landlord, upon the execution of this Lease, the sum of $ -0- as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease including but not limited to payment of the Base Rent and Rent Adjustments, Landlord may use, apply or retain the whole or any part of the security so deposited for the payment of any such rent in default, or for any other sum in which the Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency shall have accrued before or after any re-entry by Landlord. If any of the security shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, on written demand therefore by Landlord, pay to Landlord such additional sum as may be necessary to restore the security to the original amount set forth in the first sentence of this paragraph. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the security, or any balance thereof, shall be returned to Tenant after the following:
                   (a) the time fixed as the expiration of the term of this lease;
                   (b)  the removal of Tenant from the demised premises;
                   (c)  the surrender of the demised premises by Tenant to
                        Landlord in accordance with this Lease; and
                   (d)  the time required for the escalation charges due
                        pursuant to the Lease to have been computed by Landlord and paid by Tenant.

              Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid security. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the security or the remaining balance thereof, Landlord may return the security to the original Tenant, regardless of one or more assignments of this Lease.

HEAT & AIR    Landlord shall provide heat and air conditioning (HVAC) from
CONDITIONING  8:00 a.m. to 6:00 p.m. weekdays, and from 8:00 a.m. to 1:00 p.m.
              Saturdays as part of the base rent. At other times, Landlord shall provide air conditioning or heat (HVAC) at Tenant's request based on the following schedule:
              First request in any month is free; Each request thereafter for Air Conditioning -$25 fee plus $10 per hour for each hour after initial four hours;
              Heat - $15 fee plus $10 per hour for each hour after initial four hours. Any HVAC charges will be payable with the next month's rent. If Tenant requires supplementary air conditioning service or units due to the presence of heat generating machinery or equipment, Tenant shall pay the installation and operating costs of said service.

UTILITIES     Tenant shall pay directly to Commonwealth Edison charges for
              "lights and outlet use" utilized in its own office space. All other utility charges are paid by Landlord and are included in the calculation of Total Operating Expenses.

COMMON AREAS  Landlord will cause the halls, corridors, restrooms and other parts of the Building to be lighted, cleaned and generally cared for, accidents and unavoidable delays excepted.

RULES AND     The rules and regulations at the end of this Lease constitute a
REGULATIONS   part of this Lease.  Tenant shall observe and comply with them, and also with such further reasonable rules and regulations as may be later required by Landlord, as would be customary for a Professional Office Building.

ASSIGNMENT,   Tenant shall neither sublet the Premises or any part thereof
SUBLETTING    nor assign this Lease nor permit by any act or default any transfer of Tenant's interest by operation of law, nor offer the Premises or any part thereof for lease or sublease, nor permit the use thereof for any purpose other than as above mentioned, without in each case the written consent of Landlord.

SURRENDER     Tenant shall quit and surrender the Premises at the end of the
OF PREMISES   term in as good condition as the reasonable use thereof will permit, with all keys thereto, and shall not make any alterations in the Premises without the written consent of Landlord; and all alterations which may be made by either party hereto upon the Premises, except movable furniture and fixtures put in at the expense of Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease.

NO MISUSE     Tenant shall return the Premises to Landlord with glass, doors and fixtures as originally leased, entire and unbroken, as is now therein. Tenant will pay Landlord for any damage caused by misuse of the Premises.

TERMINATION, At the termination of this lease, by lapse of time or ABANDONMENT, otherwise, Tenant agrees to yield up immediate and peaceable
  RE-ENTRY,   possession to Landlord, and falling so to do, to pay as
RELETTING     liquidated damages, for the whole time such possession is
              withheld, the sum of $200.00 Dollars per day, and it shall be lawful for the Landlord or his legal representative at any time thereafter, without notice, to re-enter the Premises or any part thereof, either with or (to the extent permitted by law) without process of law, and to expel, remove and put out the tenant or any person or persons occupying the same, using such force as may be necessary to do so, and to repossess and enjoy the Premises again as before this lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants; or in case the Premises shall be abandoned, deserted, or vacated and remain unoccupied five days consecutively, the Tenant hereby authorizes and requests the Landlord as Tenant's agent to re-enter the Premises and remove all articles found therein, place them in some regular warehouse or other suitable storage place, at the cost and expense of the Tenant, and proceed to re-rent the Premises at Landlord's option and discretion and apply all money so received after paying the expenses of such removal toward the rent accruing under this lease. This request shall not in any way be construed as requiring any compliance therewith on the part of the Landlord, except as required by Illinois statute. If the Tenant shall fail to pay the rent at the times, place, and in the manner above provided, and the same shall remain unpaid five days after the day whereon the same should be paid, the Landlord by reason thereof shall be authorized to declare the term ended, and the Tenant hereby expressly waives all right or rights to any notice or demand under any statute of the state relative to forcible entry or detainer or Landlord and Tenant, and agrees that the Landlord, his agents or assigns may begin suit for possession or rent without notice or demand.

REMOVED       In the event of re-entry and removal of articles found on the
PROPERTY      Premises as hereinbefore provided, the Tenant hereby authorizes and requests the Landlord to sell the same at public or private sale with or without notice, and the proceeds thereof, after paying the expenses of removal, storage and sale to apply towards the rent reserved herein, rendering the overplus, if any to Tenent upon demand.

LANDLORD      Except as provided by Illinois statute, the Landlord shall not
  NOT         be liable for any loss of property or defects in the Building or
LIABLE        in the Premises, or any accidental damages to the person or property of the Tenant in or about the Building or the Premises, from water, rain or snow which may leak into, issue or flow from any part of the Building or the Premises or from the pipes or plumbing works of the same. The tenant hereby covenants and agrees to make no claim for any such loss or damage at any time.
              The Landlord shall not be liable for any loss or damage of or to any property placed in any storeroom or storage place in the Building, such storeroom or storage place being furnished gratuitously, and no part of the obligations of this Lease.

 PLURALS;     The words "Landlord" and "Tenant" wherever used in this Lease
SUCCESSORS    shall be construed to mean Landlords or Tenants in all cases where there is more than one Landlord or Tenant, and to apply to individuals, male or female, or to firms or to corporations, as the same may be described as Landlord or Tenant herein, and the necessary grammatical changes shall be assumed in each case as though fully expressed. All covenants, premises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.

              WITNESS the hands and seals of the parties hereto as of the Date of the Lease stated above.


                               (SEAL)    /s/             ?              (SEAL)
  -----------------------------          --------------------------------
            WITNESS                          AGENT FOR DUKE PARTNERS


                               (SEAL)    /s/             ?               (SEAL)
  -----------------------------          --------------------------------
            WITNESS                          SUCCESS NATIONAL BANK

                                         Tax I.D. # _____________________

This Office Lease is contingent upon the Lessee obtaining by October 15, 1995, the necessary authority to operate at the subject premises from the Office of the Comptroller of Currency. In the event that the Lessee does not obtain said authority, then, and in that event, Lessee may terminate this Office Lease by written notice to the Landlord.

                            RULES AND REGULATIONS

1. The Deerfield Executive Center is a NON-SMOKING facility. There is NO SMOKING ALLOWED in the building. Thank you in advance for cooperating with this policy.

2. All tenants are required to use chair mats at the desk area in order to protect the carpet from abuse. If any portion of the carpet is damaged or destroyed from not using a chair mat, the security deposit will be immediately forfeited.

3. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of Building, except on the glass of the doors and windows of the room leased and on the directory board, and then only of such color, size, style and material as shall be first specified by the Landlord in writing, endorsed on this lease. No showcase shall be placed in front of Building by Tenant, without the written consent of Landlord endorsed on this lease. The Landlord reserves the right to remove all other signs and showcases without notice to the Tenant, at the expense of the Tenant. At the expiration of the term Tenant is to remove all his signs from such windows, doors and directory board.

4. Tenant shall not put up or operate any steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business on Premises, or use or store inflammable fluids in the Premises without the written consent of the Landord first had and endorsed on this lease, and all stoves which may be allowed in the Premises shall be placed and set up according to the city ordinance.

5. No additional locks shall be placed upon any doors of said room without the written consent of the Landlord first had and endorsed upon this lease; and the Tenant will not permit any duplicate keys to be made (all necessary keys to be furnished by the Landlord) and upon the termination of this Lease, Tenant will surrender all keys of Premises and Building.

6. All safes shall be carried up or into Premises at such times and in such a manner as shall be specified by the Landlord; the Landlord shall in all cases retain the power to prescribe the proper position of such safes, and any damage done to the Building by taking in or putting out a safe, or from overloading the floor with any safe, shall be paid by the Tenant. Furniture boxes or other bulky articles belonging to Tenant shall be carried up in the freight compartment of the elevators of the Building; packages which can be carried by one person and not exceeding fifty pounds in weight, may however, be carried down by the passenger elevator, at such times as may be allowed by the management.


7. The Premises leased shall not be used for the purpose of lodging or sleeping rooms or any immoral and illegal purpose.

8. The rent of an office will include occupancy of office, water to Landlord's standard fixtures, heat, and elevator service during reasonable working hours; but Landlord shall not be liable for any damages from the stoppage of water, heat or elevator service.

9. If Tenant desires Venetian or other awnings or shades over and outside of the windows, to be erected at Tenant's expense, they must be of such shape, color, material and make as may be prescribed by the Landlord in writing on this lease.

10. The light through the transoms opening into the hall shall not be obstructed by the Tenant. Birds, dogs or other animals shall not be allowed in the Buildings. All tenants and occupants must observe strict care not to leave their windows open when it rains or snows, and for any default or carelessness in these respects, or any of them, shall make good all injuries sustained by other tenants, and also all damage to the Building resulting from such default or carelessness.

11. No packages, merchandise or other effects shall be allowed to remain in the halls at any time.

12. The Landlord reserves the right to make such other and further reasonable rules and regulations as in his judgement may from time to time be needful for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

13. It is understood and agreed between the Tenant and the Landlord that no assent or consent to change in or waiver of any part of this lease has been or can be made unless done in writing and endorsed hereon by the Landlord; and in such case it shall operate only for the time and purpose in such lease expressly stated.

                                D   U   K   E
                               ---------------
                               P A R T N E R S
                               ---------------


                                LEASE ADDENDUM


1)   Tenant shall have the option to renew this lease for two (2) additional
     (5) year periods. Tenant shall notify Landlord 30 days prior to the expiration of the lease to exercise these options to renew. The rent for each one of the option years is specified below:

             Option Year(s)     1:  $5,450 per month
                                2:  $5,625 per month
                                3:  $5,825 per month
                                4:  $6,025 per month
                                5:  $6,250 per month
                                6:  $6,450 per month
                                7:  $6,675 per month
                                8:  $6,925 per month
                                9:  $7,150 per month
                               10:  $7,400 per month

2)   (a) The space will be delivered to the Bank in its current condition
     "As is".  Any alterations or new construction will be paid for by Tenant
     (Bank).

     (b) Any alterations or new construction must be approved by the Lake County Building Department and Landlord. Any plans for construction must be submitted to Landlord 15 days prior to the expected start date of work so Landlord's architect can review the scope of work and make any necessary modifications to comply with the Lake County Building Codes and/or Building standards.
     Before the start of any work on Bank premises, a special inspection must be scheduled through the Lake County Building Department as part of the building permit process.

3) (a) All existing equipment is owned by Duke Partners, and will be made available to the Bank as part of the lease agreement. This includes exterior signage, the drive through facility, and any equipment currently on the premises.

     (b) Structural repairs to the exterior signage and drive through facility will be paid for by Landlord. The Bank will be responsible for normal maintenance (lighting, etc.) of the signs and drive through facility.

4) Landlord will provide six (6) Reserved parking Spaces designated as visitor parking for Bank Customers.



        DEERFIELD EXECUTIVE CENTER - 1020 Milwaukee Avenue - Suite 110
       Deerfield, Illinois 60015 - (708) 459-1010 - Fax (708) 459-8737
                                (800) 606-7733

                                D   U   K   E
                               ---------------
                               P A R T N E R S
                               ---------------

                         ADDENDUM TO LEASE AGREEMENT

                                   BETWEEN

                                DUKE PARTNERS

                                     AND



TENANT:             Success National Bank
                    ---------------------------------------------

TENANT HEREBY AGREES TO AN EXTENSION OF THE LEASE ON:

SUITE: 140 and 145 (3,385 rentable square feet combined)

                                    AT THE

                          DEERFIELD EXECUTIVE CENTER
                            1020 MILWAUKEE AVENUE
                          DEERFIELD, ILLINOIS 60015

FOR A PERIOD OF:    Nineteen Months
                    ---------------------------------------------

COMMENCING:         March 1, 1997*
                    ---------------------------------------------

ENDING:             September 30, 1998
                    ---------------------------------------------

RENT FOR THE PERIOD SHALL BE $4,480 PER MONTH.
                             ------

TENANT'S PROPORTIONATE SHARE OF THE COMMON AREAS SHALL BE 0%
                                                          -

ALL TERMS AND CONDITIONS OF THE ORIGINAL LEASE DATED ON Sept. 5, 1995 for Suite
                                                        -----------------------
155 SHALL APPLY TO THIS EXTENSION.
---



                                                  /s/           ?
-----------------------------                     -----------------------------
As Agent for Duke Partners                             Tenant


                                                       1/15/97
                                                  -----------------------------
                                                       Date

*Rent to be pro rated if occupancy date is before or after March 1 at approximately $149 per day.





        DEERFIELD EXECUTIVE CENTER - 1020 Milwaukee Avenue - Suite 310 Deerfield, Illinois 60015 - (847) 459-1010 - Fax (847) 459-8737

                                LEASE ADDENDUM

1)   Tenant shall have the option to renew this lease for two (2) additional
     (5) year periods.  Tenant shall provide written notice at least thirty
     (30) days prior to the expiration of any lease term to exercise the option to renew the lease.


             Option Year(s)     1:  $4625 per month
                                2:  $4765 per month
                                3:  $4905 per month
                                4:  $5070 per month
                                5:  $5230 per month
                                6:  $5415 per month
                                7:  $5575 per month
                                8:  $5775 per month
                                9:  $5945 per month
                               10:  $6150 per month


2) The space will be delivered to the Bank in its current condition "As is." Any alterations or new construction will be paid for by Tenant
     (Bank). Landlord (at its expense) will remove certain interior walls if directed by Tenant. Tenant will reimburse Landlord for any reasonable repairs (trim, wallpaper, etc.) made after the removal of walls (requested by tenant).




/s/           ?             1/15/97
-----------------------------------
Tenant                      Date




-----------------------------------
Landlord                    Date